                                                                   EXHIBIT 99.17



DEBTOR: DQSB II, INC.                               CASE NUMBER: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: DQSB II, INC.                               CASE NUMBER: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

  19-Mar-02           Summary Of Bank And Investment Accounts       Attachment 1
                      ---------------------------------------
   5:27 PM                      DQSC II, Inc.
                                -------------
Summary                     Case No: 01-10974 (EIK)                   UNAUDITED
                            -----------------------
DQSC II, Inc.             For Month Of February, 2002
                          ---------------------------


                                        Balances
                              ------------------------------     Receipts &         Bank
                                  Opening          Closing       Disbursements      Statements          Account
Account                       As Of 2/01/02    As Of 2/28/02     Included           Included            Reconciled
-------                       -------------    -------------     --------           --------            ----------
No Bank Or Investment                NA               NA             NA                 NA                  NA
Accounts

  19-Mar-02                 Receipts & Disbursements               Attachment 2
                            ------------------------
   5:28 PM                        DQSC II, Inc.
                                  -------------
Summary                      Case No: 01-10974 (EIK)
                             -----------------------
DQSC II, Inc.              For Month Of February, 2002
                           ---------------------------
Attach 2


              No Receipts Or Disbursements Due To No Bank Or Investment Accounts

  19-Mar-02       Concentration & Investment Account Statements     Attachment 3
                  ---------------------------------------------
   5:27 PM                        DQSC II, Inc.
                                  -------------
Summary                      Case No: 01-10974 (EIK)
                             -----------------------
DQSC II, Inc.              For Month Of February, 2002
                           ---------------------------
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                 Date: 20-MAR-02 15:08:13
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: FEB-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                             PTD-Actual
                                             28-Feb-02
                                             ----------
Revenue
Gross Revenue                                      0.00
Allowances                                         0.00
                                             ----------
Net Revenue                                        0.00

Operating Expenses
Air                                                0.00
Hotel                                              0.00
Commissions                                        0.00
Onboard Expenses                                   0.00
Passenger Expenses                                 0.00
Vessel Expenses                                    0.00
Layup/Drydock Expense                              0.00
Vessel Insurance                                   0.00
                                             ----------
Total Operating Expenses                           0.00

                                             ----------
Gross Profit                                       0.00

SG&A Expenses
Sales & Marketing                                  0.00
Pre-Opening Costs                                  0.00
                                             ----------
Total SG&A Expenses                                0.00

                                             ----------
EBITDA                                             0.00

Depreciation                                       0.00
                                             ----------
Operating Income                                   0.00

Other Expense/(Income)
Interest Income                                    0.00
Equity in Earnings for Sub                    (3,987.00)
Reorganization expenses                            0.00
                                             ----------
Total Other Expense/(Income)                   3,987.00

                                             ----------
Net Pretax Income/(Loss)                      (3,987.00)

Income Tax Expense                                 0.00

                                             ----------
Net Income/(Loss)                             (3,987.00)
                                             ==========

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:18
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: FEB-2

currency USD
Company=60 (DELTA QUEEN SC II)

                                                       YTD-Actual      YTD-Actual
                                                       28-Feb-02        22-Oct-01
                                                      -----------     ------------
ASSETS

Cash and Equivalent                                          0.00             0.00

Restricted Cash                                              0.00             0.00

Accounts Receivable                                          0.00             0.00

Inventories                                                  0.00             0.00

Prepaid Expenses                                             0.00             0.00

Other Current Assets                                         0.00             0.00

                                                      -----------     ------------
Total Current Assets                                         0.00             0.00

Fixed Assets                                                 0.00             0.00

Accumulated Depreciation                                     0.00             0.00

                                                      -----------     ------------
Net Fixed Assets                                             0.00             0.00

Net Goodwill                                                 0.00             0.00

Intercompany Due To/From                               (21,361.32)     (21,361.32)

Net Deferred Financing Fees                                  0.00             0.00

Net Investment in Subsidiaries                         147,411.52       178,552.30

                                                      -----------     ------------
Total Other Assets                                     126,050.20       157,190.98

                                                      -----------     ------------
Total Assets                                           126,050.20       157,190.98
                                                      -----------     ------------

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:18
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: FEB-2

currency USD
Company=60 (DELTA QUEEN SC II)

                                                       YTD-Actual           YTD-Actual
                                                       28-Feb-02             22-Oct-01
                                                      -----------           -----------
LIABILITIES

Accounts Payable                                             0.00                  0.00

Accrued Liabilities                                          0.00                  0.00

Deposits                                                     0.00                  0.00

                                                      -----------           -----------
Total Current Liabilities                                    0.00                  0.00

Long Term Debt                                               0.00                  0.00

Other Long Term Liabilities                             (4,904.83)            (4,904.83)

                                                      -----------           -----------
Total Liabilities                                       (4,904.83)            (4,904.83)

OTHER

Liabilities Subject to Compromise                            0.00                  0.00

                                                      -----------           -----------
Total Other                                                  0.00                  0.00

OWNER'S EQUITY

Common Stock                                                 0.00                  0.00

Add'l Paid In Capital                                  600,000.00            600,000.00

Current Net Income (Loss)                              (15,585.11)          (181,334.98)

Retained Earnings                                     (453,459.86)          (256,569.21)
                                                      -----------           -----------

Total Owner's Equity                                   130,955.03            162,095.81
                                                      -----------           -----------

Total Liabilities & Equity                             126,050.20            157,190.98
                                                      -----------           -----------

DQSB II, INC.                     ATTACHMENT 6                          01-10974
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2002




                                                          BEGINNING                                      ENDING
AFFILIATE NAME                            CASE NUMBER     BALANCE         DEBITS      CREDITS            BALANCE
American Classic Voyages Co.              01-10954       (22,836.06)           -          -           (22,836.06)
AMCV Cruise Operations, Inc.              01-10967        (1,194.40)           -          -            (1,194.40)
Great AQ Steamboat, L.L.C.                01-10960           919.60            -          -               919.60
Great Pacific NW Cruise Line, L.L.C.      01-10977           339.49            -          -               339.49
Great River Cruise Line, L.L.C.           01-10963           367.05            -          -               367.05
Great Ocean Cruise Line, L.L.C.           01-10959           877.52            -          -               877.52
Cape Cod Light, L.L.C.                    01-10962            82.74            -          -                82.74
Cape May Light, L.L.C.                    01-10961            82.74            -          -                82.74
                                                         -------------------------------------------------------
                                                         (21,361.32)           -          -           (21,361.32)
                                                         =======================================================

                                  DQSB II, Inc.
                                 01-10974 (EIK)




                            Accounts Receivable Aging
                             As of February 28, 2002







                                  Attachment 7


                                 Not Applicable

                                  DQSB II, Inc.
                                 01-10974 (EIK)




                             Accounts Payable Detail
                             As of February 28, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.